UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2016

STRAIGHT PATH COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36015	45-2457757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218 Glen Allen, Virginia	23059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-1522

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Straight Path Spectrum, LLC, a subsidiary of Straight Path Communications Inc. (the “Registrant”), has 133 local multipoint distribution service (“LMDS”) Basic Trading Area (“BTA”) licenses, including 16 licenses in the 27.5 – 28.35 GHz A1 band (the “LMDS A1 Licenses”). As previously disclosed, Straight Path Spectrum, LLC’s LMDS A1 License that covers parts of the New York City BTA (the “New York City LMDS A1 License”) was scheduled to expire on February 1, 2016. Straight Path Spectrum, LLC filed an application to renew its New York City LMDS A1 License in a timely manner with the Federal Communications Commission (the “FCC”). On April 20, 2016, the FCC granted Straight Path Spectrum, LLC’s renewal application for a ten-year period, and thus the New York City LMDS A1 License now is scheduled to expire on February 1, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

By:	/s/ Jonathan Rand
Name: Jonathan Rand
Title: Chief Financial Officer

Dated: April 21, 2016